(ICON)
Global
Utility
Fund, Inc.

ANNUAL
REPORT

Sept. 30, 1999

(LOGO)

Portfolio Managers' Report
-------------------------------------------------------------------------------
(PHOTO)   (PHOTO)
Mark J. Beckwith and Earl M. McEvoy--Fund Managers

Investment Goals and Style
Global Utility Fund invests primarily in the stocks and bonds of utility companies from around the world. The Fund seeks to provide total return, without incurring undue risk, by investing primarily in income-producing securities. There can be no assurance that the Fund will be able to achieve its investment objective. Investors should also keep in mind that there are special risks associated with foreign investing (such as currency fluctuations and social, political, and economic developments) and with investing in utility securities.

Cumulative Total Returns1                                  As of 9/30/99

                                             One            Five           Since
                                             Year           Years        Inception2
Class A                                     15.36%         105.14%         249.05%
Class B                                     14.49           97.59          183.51
Class C                                     14.49           97.59           94.97
Class Z                                     15.62            N/A            56.66
FT/S&P Actuaries World Utilities Index3     27.35          136.54             **
Lipper Utility Fund Avg.4                   14.78          110.25            ***

Average Annual Total Returns1                                     As of 9/30/99

                                         One            Five           Since
                                         Year           Years        Inception2
Class A                                  9.59%          14.28%          13.10%
Class B                                  9.49           14.48           12.98
Class C                                 12.34           14.36           13.58
Class Z                                 15.62            N/A            17.48

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares, and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/2/90; Class B, 3/18/91; Class C, 8/1/94; and Class Z, 12/16/96. The Fund operated as a closed-end fund from its inception until February 1, 1991.

3 Source: Goldman, Sachs & Co. The Financial Times (FT)/S&P Actuaries World Utilities Index currently comprises approximately 200 world utility stocks representing approximately 28 countries. Investors cannot invest directly in an index.

4 Lipper average returns are for all funds in each share class for the one- and five-year periods in the Utility Fund category. Utility funds invest 65% of their equity portfolios in utility shares. The Lipper average is unmanaged.

**The FT/S&P Actuaries World Utilities Index Since Inception returns are 211.54% for Class A, 230.27% for Class B, 135.03% for Class C, and 92.94% for Class Z.

***Lipper Since Inception returns are 203.70% for Class A, 191.88% for Class B, 108.07% for Class C, and 52.40% for Class Z, based on all funds in each share class. The Lipper Since Inception returns begin at the closest month end for each share class.

Performance Review
-------------------------------------------------------------------------------
Global Utility Fund's Class A shares gained 15.4% for the 12 months ended September 30, 1999, as compared with a 14.8% increase in the Lipper Utility Fund Average and a 27.3% advance in the all-equity benchmark Financial Times World Utilities Index. The Fund's record since inception compares favorably with the Index and the Lipper average.

Global consolidation across the telecommunications sector and the accelerating importance of wireless communications were the most important factors in performance for utility equities in the past six months. Global Crossing/Frontier and Qwest Communications/US West were the fallout of a bidding war between Global Crossing and Qwest, resulting in both companies effectively getting the strategic customer base that they desired. Both Global Crossing and Qwest have aggressive managements who used their equity currency to acquire the balance sheet and customers of Frontier and US West, respectively.

The explosive growth in both domestic (Sprint PCS) and international (Vodafone AirTouch) wireless communications, including web-based Internet access, led to the largest telecom merger ever. The value of the Sprint PCS franchise as part of the bundle of products for business customers and high-end users led to the takeover of Sprint by MCI Worldcom. We anticipate that similar transactions will occur in Europe over the next 12 months as large international carriers pursue the same concept overseas.

As AT&T continues to pursue its strategy for bundling cable TV/telephone/Internet into one broadband media product, the strategies of the other large competitors are falling into place. In addition to MCI WorldCom, SBC Communications accelerated its broadband strategy by deploying DSL (digital subscriber line) technology out closer to the local telephone customer to compete with AT&T. We anticipate that four to five large global competitors will emerge over the next 12 to 24 months as the final regulatory rules for cable/Internet access and local telephone competition emerge.

Several more domestic mergers between electric utilities were announced in the past six months, and virtually all of them were poorly received by investors. We like the Unicom/PECO Energy combination in the United States, and the Veba AG/Viag AG merger in Germany, as both should benefit from cost reductions and accelerated earnings-growth potential. The best growth story in the electric utility/energy sector has been new gas-fired generation where independent power companies (Calpine) and natural gas pipelines (El Paso Energy) have been gaining market share.

Five Largest Holdings
Expressed as a percentage of net assets as of 9/30/99
Vodafone AirTouch          4.3%
Telecommunications

MCI Worldcom, Inc.         4.1
Telecommunications

SBC Communications, Inc.   4.1
Telecommunications

Bell Atlantic              3.4
Telecommunications

AT&T Corp.                 3.0
Telecommunications

In the fixed-income portion of the Fund, we are continuing to pursue the three-part strategy discussed in previous letters. The first theme is the close scrutiny of emerging markets for investment opportunities. The emerging market theme seeks utility issuers that are potential upgrade candidates in countries with pent-up demand and infrastructure needs. The securities purchased in the past to implement this theme have severely hurt recent performance since risk premiums on issuers located within emerging countries have widened during the last two years. Our second theme is the pursuit of companies with respectable operating histories in developed markets. We consider developed countries to be those with investment-grade ratings. A third theme is the pursuit of investments in companies that are privatizing in both developed and emerging countries. Improvements in costs and in operations by these companies should result in higher credit quality.

Telecommunications and select utilities strong
The Fund continues to hold the majority of its equity assets in telecommunications--with the best performance coming from the wireless sector, including Sprint PCS and Vodafone AirTouch. The underlying strong demand for new equipment and technological upgrades also led to meaningful stock appreciation for Lucent Technologies and Alcatel. Selected energy utilities did well over the past six months led by Equitable Resources (positive earnings news), Enron (leading trader of electricity and gas), and El Paso Energy.

Electric utilities and long-distance carriers not so strong
Electric utilities lagged the sector recently due to poor merger strategy and low earnings visibility in a rising interest-rate environment. This was true for both domestic (NiSource) and foreign (Endesa) companies. Two large long-distance carriers--AT&T and MCI Worldcom--also hurt performance due to overhang from merger dilution and competitive pricing pressure.

Looking Ahead
The telecom sector represents 52.5% of equity assets--down from 56.5% in June 1999, due to our sale of Telecom Italia S.p.A. after disappointing merger developments. We will maintain the Fund's large positions in the fast-growing telecom sector and will look for new opportunities to bring the weighting back to prior levels. Merger and acquisition activity, especially among the large carriers, makes stock selection very important in this period of heightened volatility.

Natural gas utilities should have strong earnings comparisons over the next 12 to 18 months, benefiting from higher commodity prices and tighter gas storage. Consolidation activity will continue with distribution utilities in electric, water, and gas, and we are looking for new investment ideas. Current valuation is very attractive in this area, but we need a better bond market and constructive regulatory treatment of mergers to lift the entire group.

To summarize, we believe the explosive growth in telecommunications and the ongoing battle for the broadband media platform to the consumer will be an interesting time for investors in the near future. Our bias toward global growth will put the Fund right in the midst of this excitement, and we appreciate your

Portfolio Composition
Expressed as a percentage of equity assets as of 9/30/99
Telecommunications               52.5%
Electric                         24.4
Gas Transmission Distribution    12.5
Water Supply & Other             10.6

Portfolio Breakdown
Breakdown of net assets by country as of 9/30/99
United States                   60.88%
United Kingdom                   9.21
Canada                           6.32
Spain                            3.70
France                           2.25
Italy                            2.18
Finland                          1.51
The Philippines                  1.36
India                            1.11
China                            1.10
Mexico                           1.02
Germany                          0.97
Greece                           0.93
South Korea                      0.80
Australia                        0.74
Chile                            0.65
Portugal                         0.59
Poland                           0.58
Argentina                        0.54
New Zealand                      0.46
Brazil                           0.42
Cayman Islands                   0.34
Puerto Rico                      0.34
Assets in excess of
liabilities                      2.00
                               -------
                               100.00%
                               -------
support during these volatile times for the market.

Thank you for your continuing support.

Portfolio of Investments as
of September 30, 1999                        GLOBAL UTILITY FUND, INC.
------------------------------------------------------------

                                                     US$ Value
Shares      Description                              (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--95.1%
COMMON STOCKS--73.7%
------------------------------------------------------------
Electrical Utilities--17.5%
  180,000   COPEL. (ADR-Preferred B Shares)
              (Brazil)                             $   1,181,250
  300,000   DPL, Inc.                                  5,287,500
  130,000   DQE, Inc.                                  5,086,250
  100,000   DTE Energy Co.                             3,612,500
  200,000   Endesa S.A. (ADR) (Spain)                  3,825,000
  187,800   Espoon Sahko (ADR) (Finland)               4,240,092
  150,000   Huaneng Power International, Inc.(a)
              (ADR) (China)                            1,865,625
  140,000   Korea Electric Power Corp. (ADR)
              (South Korea)                            2,248,750
   60,000   Montana Power Co.                          1,826,250
  100,000   Nisource, Inc.                             2,212,500
   70,000   Pinnacle West Capital Corp.                2,546,250
  850,000   Scottish Power PLC (United Kingdom)        7,710,442
  277,300   Shandong Huaneng Power Ltd.
              (ADR) (China)                            1,213,188
   90,000   Texas Utilities Holding Co.                3,358,125
   50,000   VEBA AG (Germany)                          2,738,555
                                                   -------------
                                                      48,952,277
------------------------------------------------------------
Gas Utilities--9.4%
  350,000   Australian Gas Light Co. (Australia)       2,069,078
  125,000   El Paso Energy Corp.                       4,976,562
  160,000   Enron Corp.                                6,600,000
   20,000   Equitable Resources, Inc.                    756,250
   50,000   MCN Energy Group, Inc.                       859,375
  200,000   TransCanada Pipelines Ltd. (Canada)        2,621,009
  250,000   Westcoast Energy, Inc. (Canada)            4,671,863
  100,000   Williams Companies, Inc.                   3,743,750
                                                   -------------
                                                      26,297,887
------------------------------------------------------------
Telecommunications--38.1%
  195,000   AT&T Corp.                                 8,482,500
  120,000   BCE, Inc. (Canada)                         5,977,500
   75,000   BCT Telus Communications, Inc.
              (Canada) (Voting)                    $   1,564,947
   25,000   BCT Telus Communications, Inc.
              (Canada) (Non-Voting)                      514,841
  140,000   Bell Atlantic Corp.                        9,423,750
   18,000   British Telecommunications PLC
              (United Kingdom)                         2,788,875
  101,096   Cia Telecom de Chile, S.A. (ADR)
              (Chile)                                  1,826,047
  111,222   Hellenic Telecom Org. (Greece)             2,593,679
  160,000   MCI WorldCom, Inc.(a)                     11,500,000
   60,200   Mcleodusa, Inc.                            2,562,263
   54,426   NTL, Inc.                                  5,229,998
   40,000   Portugal Telecom, S.A. (ADS)
              (Portugal)                               1,652,500
  225,000   SBC Communications, Inc.                  11,489,062
  140,000   Sprint Corp.                               7,595,000
   35,000   Sprint Corp., PCS Group                    2,609,687
   40,000   Telecom Corp. New Zealand Ltd. (ADR)
              (New Zealand)                            1,280,000
  700,000   Telecom Italia S.p.A. (Italy)              3,517,273
  136,194   Telefonica, S.A. (ADR) (Spain)             6,537,312
   40,000   Telefonos de Mexico, S.A. (ADR -
              Class L Shares) (Mexico)                 2,850,000
  331,100   Telekomunikacja Polska, S.A.
              (GDR)(a) (Poland)                        1,630,668
  220,000   Videsh Sanchar Nigam Ltd. (GDR)
              (India)                                  3,096,500
   50,000   Vodafone Group PLC (ADR)
              (United Kingdom)                        11,887,500
                                                   -------------
                                                     106,609,902
------------------------------------------------------------
Water Utilities & Other--8.7%
   28,000   Alcatel Alsthom (France)                   3,857,078
  167,800   American Water Works Co., Inc.             4,855,713
  280,000   Anglian Water PLC (United Kingdom)         3,332,768
   41,000   ENI S.p.A. (ADR) (Italy)                   2,583,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     2

Portfolio of Investments as
of September 30, 1999                       GLOBAL UTILITY FUND, INC.
------------------------------------------------------------
                                                     US$ Value
Shares      Description                              (Note 1)
------------------------------------------------------------
Water Utilities & Other (cont'd.)
   80,000   Lucent Technologies, Inc.              $   5,190,000
   15,000   Suez Lyonnaise des Eaux. (France)          2,427,174
   60,000   Suncor Energy, Inc. (Canada)               2,295,000
                                                   -------------
                                                      24,540,733
            Total common stocks
              (cost $118,895,660)                    206,400,799
                                                   -------------
    ------------------------------------------------------------
PREFERRED STOCKS--1.4%
            Philippine Long Distance Telephone
              Co. (The Philippines)
   43,700   $3.50 Conv. Ser. III (GDS)                 1,813,550
   92,216   5.75% Conv. Ser. II (GDS)                  1,995,383
                                                   -------------
            Total preferred stocks
              (cost $4,189,000)                        3,808,933
                                                   -------------
    ------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)
DEBT OBLIGATIONS--20.0%
CORPORATE BONDS--19.3%
------------------------------------------------------------
Electrical Utilities--12.7%
Ba3           $   1,000    AES Corp.,
                             8.375%, 8/15/07                  910,000
A2                1,000    Alabama Power Co.,
                             5.35%, 11/15/03                  947,880
Baa1              1,000    Appalachian Power Co.,
                             6.60%, 5/1/09, Ser. C            936,170
Baa2              1,000    Arizona Public Service
                             Co.,
                             6.25%, 1/15/05                   957,580
A2                1,000    Carolina Power & Light
                             Co.,
                             5.95%, 3/1/09                    917,540
Ba1               1,000    Cleveland Elec. Illum.
                             Co.,
                             7.43%, 11/1/09                   978,410
Ba3               1,000    CMS Energy Corp.,
                             8.125%, 5/15/02                1,002,330
NR            $   1,000(b) Compania De Transporte
                             Energia,
                             9.25%, 4/1/08 (Brazil)     $     835,000
A1                1,000    Consolidated Edison Co. of
                             NY, Inc.,
                             7.625%, 3/1/04                 1,032,570
Aa3               1,000    Duke Energy Corp.,
                             5.875%, 6/1/01                   991,980
Baa1              1,000(b) Eastern Energy Limited,
                             6.75%, 12/1/06
                             (Australia)                      958,600
Ba1               1,000    El Paso Electric Co.,
                             8.25%, 2/1/03, Ser. C          1,035,300
Ba2               1,000(b) Empresa Electrica del
                             Norte Grande S.A.,
                             7.75%, 3/15/06 (Chile)           530,000
Aa3                 500    Florida Power Corp.,
                             6.00%, 7/1/03                    489,450
A1                  650    6.75%, 2/1/28                      583,791
Baa3              1,000    Gulf States Utilities Co.,
                             8.25%, 4/1/04                  1,035,260
Baa1              1,000(b) Hyder PLC,
                             6.875%, 12/15/07 (United
                             Kingdom)                         973,100
NR                1,000(b) Inversora Electrica Buenos
                             Aires S.A.,
                             9.00%, 9/16/04
                             (Argentina)                      630,000
A1                1,500    Monongahela Power Co.,
                             7.375%, 7/1/02                 1,528,140
Aa3               1,000    Northern States Power Co.,
                             6.50%, 3/1/28                    870,380
Baa3              1,000    NRG Energy, Inc.,
                             7.50%, 6/15/07                   964,140
A1                  640    Oklahoma Gas & Electric
                             Co.,
                             6.50%, 4/15/28                   562,925
A2                1,000    Pennsylvania Electric Co.,
                             Ser. B
                             6.125%, 4/1/09                   924,320

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of September 30, 1999                        GLOBAL UTILITY FUND, INC.
------------------------------------------------------------

Moody's       Principal
Rating        Amount                                       US$ Value
(Unaudited)   (000)       Description                      (Note 1)
------------------------------------------------------------
Electrical Utilities (cont'd.)
Baa2          $   1,000    PP&L Capital Funding Inc.,
                             6.79%, 11/22/04            $     993,360
Baa3              1,000    Public Service Co.,
                             7.10%, 8/1/05                    990,510
Baa1              1,000    Puget Sound Energy Inc.,
                             6.46%, 3/9/09                    937,580
A2                1,000(b) Quebec Hydro.,
                             7.50%, 4/1/16 (Canada)         1,004,370
Baa1              1,000(b) Southern Investments PLC,
                             6.80%, 12/1/06
                             (United Kingdom)                 958,990
Aa2               1,000    Southwestern Public Service Co.,
                             7.25%, 7/15/04               1,016,820
Baa3              1,000    System Energy Resources,
                             Inc.,
                             7.71%, 8/1/01                  1,013,670
Aa2               1,000    Tampa Electric Co.,
                             7.75%, 11/1/22                   967,110
Baa3              1,000    Texas-New Mexico Power
                             Co.,
                             10.75%, 9/15/03                1,028,490
A2                1,000(b) United Utilities PLC,
                             6.45%, 4/1/08
                             (United Kingdom)                 929,770
A2                2,000    Virginia Electric & Power
                             Co.,
                             6.625%, 4/1/03                 1,996,180
Baa3                918    W3A Funding Corp.,
                             8.09%, 1/2/17                    903,555
Aa3               1,000    Wisconsin Electric Power
                             Co.,
                             6.625%, 11/15/06                 979,370
Aa3                 500    Wisconsin Power & Light
                             Co.,
                             5.70%, 10/15/08                  460,640
Baa2              1,000(b) Yorkshire Power Finance
                             Ltd.,
                             6.496%, 2/25/08
                             (United Kingdom)                 904,580
                                                        -------------
                                                           35,679,861
Gas Distribution & Other Industries--1.4%
Baa2          $   1,000    El Paso Natural Gas Co.,
                             7.50%, 11/15/26            $     943,020
Baa2              1,000    Enron Corp.,
                             7.00%, 8/15/23                   866,250
A2                1,600    Michigan Consolidated Gas
                             Co.,
                             8.25%, 5/1/14                  1,641,472
Aa2                 535    Wisconsin Gas Co.,
                             5.50%, 1/15/09                   487,487
                                                        -------------
                                                            3,938,229
------------------------------------------------------------
Telecommunications, Media & Related Industries--5.2%
A1                1,000    AT&T Corp.,
                             7.75%, 3/1/07                  1,049,600
Aaa               2,000    BellSouth Telecommunications,
                             7.00%, 10/1/25               1,891,760
Baa1              1,000    Century Telephone
                             Enterprises, Inc.,
                             6.30%, 1/15/08                   927,100
Baa1              1,000    GTE Corp.,
                             7.51%, 4/1/09                  1,028,700
A2                1,000    GTE Florida, Inc.,
                             7.25%, 10/15/25                  911,520
Aa1               1,000    Indiana Bell Telephone
                             Co., Inc.,
                             7.30%, 8/15/26                   979,070
Aa2               1,000    New Jersey Bell Telephone
                             Co.,
                             8.00%, 6/1/22                  1,050,340
A2                1,000    New York Telephone Co.,
                             6.00%, 4/15/08                   936,090
A1                2,000    Pacific Bell.,
                             6.625%, 11/1/09                1,936,000
Ba2               1,000(b) Philippine Long Distance
                             Telephone Co.,
                             9.25%, 6/30/06
                             (The Philippines)                950,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of September 30, 1999                          GLOBAL UTILITY FUND, INC.
------------------------------------------------------------

Moody's       Principal
Rating        Amount                                       US$ Value
(Unaudited)   (000)       Description                      (Note 1)
------------------------------------------------------------
Telecommunications, Media & Related Industries (cont'd.)
Baa1          $   1,000    Sprint Capital Corp.,
                             5.70%, 11/15/03            $     954,920
Baa2              1,000    Telecomunicaciones de
                             Puerto,
                             6.65%, 5/15/06                   951,200
A3                1,000    Worldcom, Inc.,
                             6.40%, 8/15/05                   966,230
                                                        -------------
                                                           14,532,530
                           Total corporate bonds
                             (cost $57,449,741)            54,150,620
                                                        -------------
------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--0.7%
Aaa               2,000    United States Treasury Notes.,
                           5.75%, 8/15/03
                             (cost $2,042,188)              1,993,740
                                                        -------------
                           Total debt obligations
                             (cost $59,491,929)            56,144,360
                                                        -------------
                           Total long-term
                             investments
                             (cost $182,576,589)          266,354,092
                                                        -------------
SHORT-TERM INVESTMENTS--2.9%
CORPORATE BONDS--0.4%
                           Northern States Power Co.,
Aa3           $   1,000    5.75%, 12/1/00
                             (cost $998,988)            $     993,470
------------------------------------------------------------
Repurchase Agreement--2.5%
                  7,197    Warburg Dillon Read LLC,
                             5.30%, due 10/01/99 in
                             the amount of $7,198,060
                             (cost $7,197,000;
                             collateralized by
                             $7,406,000 U.S. Treasury
                             Bonds, 6.125%, due
                             11/15/27, value of
                             collateral including
                             interest $7,341,198)           7,197,000
                                                        -------------
                           Total short-term investments
                             (cost $8,195,988)             8,190,470
                                                        -------------
------------------------------------------------------------
Total Investments--98.0%
                           (cost $190,772,577; Note
                             4)                           274,544,562
                           Other assets in excess of
                             liabilities--2.0%              5,479,259
                                                        -------------
                           Net Assets--100%             $ 280,023,821
                                                        -------------
                                                        -------------

---------------
(a)--Non-income-producing security.
(b)--US$ Denominated Bonds.
ADR--American Depository Receipts.
ADS--American Depository Shares.
GDR--Global Depository Receipts.
GDS--Global Depository Shares.
NR--Not rated by Moody's or Standard & Poor's.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities                    GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
Investments, at value (cost $190,772,577)..............................................................         $274,544,562
Foreign currency, at value (cost $128,640).............................................................              127,767
Cash...................................................................................................                1,653
Receivable for investments sold........................................................................            4,346,127
Dividends and interest receivable......................................................................            2,081,595
Receivable for Fund shares sold........................................................................              895,223
Other assets...........................................................................................                7,064
                                                                                                             ------------------
   Total assets........................................................................................          282,003,991
                                                                                                             ------------------
Liabilities
Payable for investments purchased......................................................................              729,625
Payable for Fund shares reacquired.....................................................................              696,657
Accrued expenses.......................................................................................              184,102
Management fee payable.................................................................................              158,416
Distribution fee payable...............................................................................              141,314
Withholding taxes payable..............................................................................               54,686
Deferred director's fee................................................................................               15,370
                                                                                                             ------------------
   Total liabilities...................................................................................            1,980,170
                                                                                                             ------------------
Net Assets.............................................................................................         $280,023,821
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Common stock, at par................................................................................         $     15,596
   Paid-in capital in excess of par....................................................................          168,536,654
                                                                                                             ------------------
                                                                                                                 168,552,250
   Undistributed net investment income.................................................................              594,864
   Accumulated net realized gains on investments and foreign currency transactions.....................           27,097,239
   Net unrealized appreciation on investments and foreign currencies...................................           83,779,468
                                                                                                             ------------------
Net assets, September 30, 1999.........................................................................         $280,023,821
                                                                                                             ------------------
                                                                                                             ------------------
Class A:
   Net asset value and redemption price per share
      ($139,373,794 / 7,763,014 shares of common stock issued and outstanding).........................               $17.95
   Maximum sales charge (5.00% of offering price)......................................................                  .94
   Maximum offering price to public....................................................................               $18.89
                                                                                                             ------------------
                                                                                                             ------------------
Class B:
   Net asset value, offering price and redemption price per share
      ($132,583,421 / 7,383,893 shares of common stock issued and outstanding).........................               $17.96
                                                                                                             ------------------
                                                                                                             ------------------
Class C:
   Net asset value and redemption price per share
      ($1,453,904 / 80,947 shares of common stock issued and outstanding)..............................               $17.96
   Sales charge (1.00% of offering price)..............................................................                  .18
   Offering price to public............................................................................               $18.14
                                                                                                             ------------------
                                                                                                             ------------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($6,612,702 / 368,006 shares of common stock issued and outstanding).............................               $17.97
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

GLOBAL UTILITY FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                          September 30, 1999
Income
   Dividends (net of foreign withholding
      taxes of $338,116)....................      $  5,362,862
   Interest.................................         4,811,192
                                               ------------------
      Total income..........................        10,174,054
                                               ------------------
Expenses
   Management fee...........................         2,021,652
   Distribution fee--Class A................           341,724
   Distribution fee--Class B................         1,546,431
   Distribution fee--Class C................            12,118
   Transfer agent's fees and expenses.......           376,000
   Custodian's fees and expenses............           184,000
   Reports to shareholders..................            62,000
   Registration fees........................            34,000
   Audit fee and expenses...................            33,000
   Legal fees and expenses..................            23,000
   Directors' fees and expenses.............            15,000
   Insurance................................             4,000
   Miscellaneous............................             7,815
                                               ------------------
      Total expenses........................         4,660,740
                                               ------------------
Net investment income.......................         5,513,314
                                               ------------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized gain on:
   Investment transactions..................        29,135,718
   Foreign currency transactions............            52,678
                                               ------------------
                                                    29,188,396
                                               ------------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments..............................         6,996,766
   Foreign currencies.......................            (2,826)
                                               ------------------
                                                     6,993,940
                                               ------------------
Net gain on investments and foreign
   currencies...............................        36,182,336
                                               ------------------
Net Increase in Net Assets
Resulting from Operations...................      $ 41,695,650
                                               ------------------
                                               ------------------

GLOBAL UTILITY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended September 30,
in Net Assets                           1999               1998
Operations
   Net investment income.......     $  5,513,314       $  6,265,657
   Net realized gain on
      investment and foreign
      currency transactions....       29,188,396         33,945,593
   Net change in unrealized
      appreciation
      (depreciation) of
      investments and foreign
      currencies...............        6,993,940         (4,314,139)
                                 ------------------    ------------
   Net increase in net assets
      resulting from
      operations...............       41,695,650         35,897,111
                                 ------------------    ------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A..................       (2,818,425)        (2,991,973)
      Class B..................       (1,980,640)        (3,134,288)
      Class C..................          (16,127)           (17,223)
      Class Z..................         (155,936)          (122,173)
                                 ------------------    ------------
                                      (4,971,128)        (6,265,657)
                                 ------------------    ------------
   Distributions in excess of
      net investment income
      Class A..................               --           (180,906)
      Class B..................               --           (266,336)
      Class C..................               --             (1,178)
      Class Z..................               --               (114)
                                 ------------------    ------------
                                              --           (448,534)
                                 ------------------    ------------
   Distributions from net
      realized gains
      Class A..................      (13,406,633)       (10,062,149)
      Class B..................      (15,777,009)       (14,813,745)
      Class C..................         (109,977)           (65,425)
      Class Z..................         (641,421)            (6,437)
                                 ------------------    ------------
                                     (29,935,040)       (24,947,756)
                                 ------------------    ------------
Fund share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold.....................       37,013,685         34,214,868
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............       29,276,900         26,214,007
   Cost of shares reacquired...      (78,296,960)       (80,331,082)
                                 ------------------    ------------
Net decrease in net assets from
   Fund share transactions.....      (12,006,375)       (19,902,207)
                                 ------------------    ------------
Total decrease.................       (5,216,893)       (15,667,043)
Net Assets
Beginning of year..............      285,240,714        300,907,757
                                 ------------------    ------------
End of year(a).................     $280,023,821       $285,240,714
                                 ------------------    ------------
                                 ------------------    ------------
---------------
(a) Includes undistributed net
    investment income of.......     $    594,864            --
                                 ------------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements                          GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
Global Utility Fund, Inc. (the 'Fund') is an open-end diversified management investment company. The Fund seeks to achieve its investment objective of obtaining a high total return, without incurring undue risk, by investing primarily in common stocks, debt securities and preferred stocks of domestic and foreign companies in the utility industries. Debt securities in which the Fund invests are generally within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.

The Fund recognizes foreign currency gains and losses from the holding of foreign currencies, the sales and maturities of short-term securities and forward currency contracts, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent of amounts actually received or paid.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and original issue discount paid on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
--------------------------------------------------------------------------------

Notes to Financial Statements                          GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
Withholding taxes on foreign dividends and interest are provided in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales and foreign currency transactions.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $314,740, decrease accumulated net realized gains on investments by $3,826,204 and increase paid-in-capital by $3,511,464 relating to net realized foreign currency gains, an overdistribution of taxable income and for redemptions utilized as distributions for federal income tax purposes during the fiscal year ended September 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Wellington Management Company, LLP ('Wellington'); Wellington furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .70% of the Fund's average daily net assets up to and including $250 million, .55% of the Fund's average daily net assets of the next $250 million,
 .50% of the Fund's average daily net assets of the next $500 million and .45% of the Fund's average daily net assets in excess of $1 billion. Pursuant to the subadvisory agreement, PIFM compensates Wellington for its services at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .35% of the Fund's average daily net assets of the next $250 million,
 .30% of the Fund's average daily net assets of the next $500 million and .25% of the Fund's average daily net assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended September 30, 1999.

PIMS has advised the Fund that it received approximately $27,400 and $2,100 in front-end sales charges resulting from sales of Class A and Class C shares during the fiscal year ended September 30, 1999. From these fees PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the fiscal year ended September 30, 1999 it received approximately $151,000 and $26 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIMS and PIFM are wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements                          GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
facility. The Fund did not borrow any amounts pursuant to either agreement during the fiscal period ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the fiscal year ended September 30, 1999, the Fund incurred fees of approximately $311,000 for the services of PMFS. As of September 30, 1999, approximately $24,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended September 30, 1999 were $22,170,660 and $65,390,144, respectively.

The cost basis of investments for federal income tax purposes is substantially the same for financial reporting purposes and, accordingly, as of September 30, 1999 net unrealized appreciation for federal income tax purposes was $83,771,985 (gross unrealized appreciation--$96,839,256; gross unrealized depreciation--$13,067,271).

------------------------------------------------------------
Note 5. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Prior to November 2, 1998 Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 2 billion shares of common stock at $.001 par value per share equally divided into Class A, B, C and Z shares.
Transactions in shares of common stock were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1999:
Shares sold........................      874,576    $ 16,047,074
Shares issued in reinvestment of
  dividends and distributions......      708,621      12,158,388
Shares reacquired..................   (1,520,250)    (27,731,764)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................       62,947         473,698
Shares issued upon conversion from
  Class B..........................      715,401      13,239,554
                                      ----------    ------------
Net increase in shares
  outstanding......................      778,348    $ 13,713,252
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1998:
Shares sold........................      521,948    $  9,321,818
Shares issued in reinvestment of
  dividends and distributions......      563,544       9,496,627
Shares reacquired..................   (1,757,287)    (31,298,612)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (671,795)    (12,480,167)
Shares issued upon conversion from
  Class B..........................      759,647      13,683,739
                                      ----------    ------------
Net increase in shares
  outstanding......................       87,852    $  1,203,572
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Year ended September 30, 1999:
Shares sold........................      661,124    $ 12,049,586
Shares issued in reinvestment of
  dividends and distributions......      946,862      16,199,281
Shares reacquired..................   (2,278,722)    (41,623,502)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (670,736)    (13,374,635)
Shares reacquired upon conversion
  into Class A.....................     (716,563)    (13,239,554)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (1,387,299)   $(26,614,189)
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1998:
Shares sold........................      661,584    $ 11,938,327
Shares issued in reinvestment of
  dividends and distributions......      982,123      16,503,067
Shares reacquired..................   (2,346,288)    (42,011,836)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (702,581)    (13,570,442)
Shares reacquired upon conversion
  into Class A.....................     (759,735)    (13,683,739)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (1,462,316)   $(27,254,181)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements                          GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

Class C                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1999:
Shares sold........................      408,004    $  7,449,727
Shares issued in reinvestment of
  dividends and distributions......        7,015         120,147
Shares reacquired..................     (388,275)     (7,080,380)
                                      ----------    ------------
Net increase in shares
  outstanding......................       26,744    $    489,494
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1998:
Shares sold........................      343,836    $  6,262,967
Shares issued in reinvestment of
  dividends and distributions......        4,668          78,586
Shares reacquired..................     (337,668)     (6,158,331)
                                      ----------    ------------
Net increase in shares
  outstanding......................       10,836    $    183,222
                                      ----------    ------------
                                      ----------    ------------
Class Z
-----------------------------------
Year ended September 30, 1999:
Shares sold........................       80,233    $  1,467,298
Shares issued in reinvestment of
  dividends and distributions......       46,480         799,084
Shares reacquired..................     (101,821)     (1,861,314)
                                      ----------    ------------
Net increase in shares
  outstanding......................       24,892    $    405,068
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1998:
Shares sold........................      379,786    $  6,691,756
Shares issued in reinvestment of
  dividends and distributions......        7,648         135,727
Shares reacquired..................      (47,365)       (862,303)
                                      ----------    ------------
Net increase in shares
  outstanding......................      340,069    $  5,965,180
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                       11

Financial Highlights                                   GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                          Class A
                                                                ------------------------------------------------------------
                                                                                  Year Ended September 30,
                                                                ------------------------------------------------------------
                                                                  1999         1998         1997         1996         1995
                                                                --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $  17.66     $  17.52     $  15.03     $  14.72     $  13.66
                                                                --------     --------     --------     --------     --------
Income from investment operations
Net investment income........................................        .41(b)       .46(b)       .49          .51          .49
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions.............................       2.15         1.67         3.34          .73         1.35
                                                                --------     --------     --------     --------     --------
   Total from investment operations..........................       2.56         2.13         3.83         1.24         1.84
                                                                --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income.........................       (.38)        (.46)        (.49)        (.51)        (.48)
Distributions in excess of net investment income.............         --         (.02)        (.02)          --           --
Distributions from net realized gains........................      (1.89)       (1.51)        (.83)        (.42)        (.30)
                                                                --------     --------     --------     --------     --------
   Total distributions.......................................      (2.27)       (1.99)       (1.34)        (.93)        (.78)
                                                                --------     --------     --------     --------     --------
Net asset value, end of year.................................   $  17.95     $  17.66     $  17.52     $  15.03     $  14.72
                                                                --------     --------     --------     --------     --------
                                                                --------     --------     --------     --------     --------
TOTAL RETURN(a)..............................................      15.36%       12.90%       26.90%        8.65%       14.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $139,374     $123,346     $120,825     $112,800     $124,423
Average net assets (000).....................................   $136,690     $122,384     $116,303     $120,122     $122,837
Ratios to average net assets:
   Expenses, including distribution fees.....................       1.17%        1.18%        1.21%        1.30%        1.31%
   Expenses, excluding distribution fees.....................        .92%         .93%         .96%        1.05%        1.06%
   Net investment income.....................................       2.23%        2.49%        3.00%        3.38%        3.58%
For Class A, B, C and Z shares:
   Portfolio turnover rate...................................          8%          20%          13%          13%          15%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Financial Highlights                                   GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                          Class B
                                                                ------------------------------------------------------------
                                                                                  Year Ended September 30,
                                                                ------------------------------------------------------------
                                                                  1999         1998         1997         1996         1995
                                                                --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $  17.66     $  17.52     $  15.03     $  14.71     $  13.66
                                                                --------     --------     --------     --------     --------
Income from investment operations
Net investment income........................................        .27(b)       .32(b)       .37          .40          .39
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions.............................       2.16         1.67         3.34          .74         1.34
                                                                --------     --------     --------     --------     --------
   Total from investment operations..........................       2.43         1.99         3.71         1.14         1.73
                                                                --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income.........................       (.24)        (.32)        (.37)        (.40)        (.38)
Distributions in excess of net investment income.............         --         (.02)        (.02)          --           --
Distributions from net realized gains........................      (1.89)       (1.51)        (.83)        (.42)        (.30)
                                                                --------     --------     --------     --------     --------
   Total distributions.......................................      (2.13)       (1.85)       (1.22)        (.82)        (.68)
                                                                --------     --------     --------     --------     --------
Net asset value, end of year.................................   $  17.96     $  17.66     $  17.52     $  15.03     $  14.71
                                                                --------     --------     --------     --------     --------
                                                                --------     --------     --------     --------     --------
TOTAL RETURN(a)..............................................      14.49%       12.06%       25.96%        7.90%       13.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $132,583     $154,873     $179,270     $187,557     $227,189
Average net assets (000).....................................   $154,643     $177,326     $185,693     $210,305     $237,983
Ratios to average net assets:
   Expenses, including distribution fees.....................       1.92%        1.93%        1.96%        2.05%        2.06%
   Expenses, excluding distribution fees.....................        .92%         .93%         .96%        1.05%        1.06%
   Net investment income.....................................       1.48%        1.74%        2.25%        2.62%        2.83%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Financial Highlights                                   GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                      Class C
                                                                ---------------------------------------------------
                                                                             Year Ended September 30,
                                                                ---------------------------------------------------
                                                                 1999        1998       1997       1996       1995
                                                                -------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $ 17.66     $17.52     $15.03     $14.71     $13.66
                                                                -------     ------     ------     ------     ------
Income from investment operations
Net investment income........................................       .27(b)     .32(b)     .37        .40        .39
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions.............................      2.16       1.67       3.34        .74       1.34
                                                                -------     ------     ------     ------     ------
   Total from investment operations..........................      2.43       1.99       3.71       1.14       1.73
                                                                -------     ------     ------     ------     ------
Less distributions
Dividends from net investment income.........................      (.24)      (.32)      (.37)      (.40)      (.38)
Distributions in excess of net investment income.............                 (.02)      (.02)        --         --
Distributions from net realized gains........................     (1.89)     (1.51)      (.83)      (.42)      (.30)
                                                                -------     ------     ------     ------     ------
   Total distributions.......................................     (2.13)     (1.85)     (1.22)      (.82)      (.68)
                                                                -------     ------     ------     ------     ------
Net asset value, end of year.................................   $ 17.96     $17.66     $17.52     $15.03     $14.71
                                                                -------     ------     ------     ------     ------
                                                                -------     ------     ------     ------     ------
TOTAL RETURN(a)..............................................     14.49%     12.06%     25.96%      7.90%     13.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $ 1,454     $  957     $  760     $  661     $  563
Average net assets (000).....................................   $ 1,212     $  969     $  727     $  608     $  410
Ratios to average net assets:
   Expenses, including distribution fees.....................      1.92%      1.93%      1.96%      2.05%      2.06%
   Expenses, excluding distribution fees.....................       .92%       .93%       .96%      1.05%      1.06%
   Net investment income.....................................      1.50%      1.74%      2.25%      2.66%      2.83%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Financial Highlights                                   GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                Class Z
                                                                ---------------------------------------
                                                                                          December 16,
                                                                Year Ended September         1996(d)
                                                                         30,                 through
                                                                ---------------------     September 30,
                                                                  1999         1998           1997
                                                                --------     --------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $  17.68     $  17.54        $ 15.02
                                                                --------     --------         ------
Income from investment operations
Net investment income........................................        .45(b)       .50(b)         .34
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions.............................       2.16         1.68           2.59
                                                                --------     --------         ------
   Total from investment operations..........................       2.61         2.18           2.93
                                                                --------     --------         ------
Less distributions
Dividends from net investment income.........................       (.43)        (.50)          (.34)
Distributions in excess of net investment income.............         --         (.03)          (.07)
Distributions from net realized gains........................      (1.89)       (1.51)            --
                                                                --------     --------         ------
   Total distributions.......................................      (2.32)       (2.04)          (.41)
                                                                --------     --------         ------
Net asset value, end of year.................................   $  17.97     $  17.68        $ 17.54
                                                                --------     --------         ------
                                                                --------     --------         ------
TOTAL RETURN(a)..............................................      15.62%       13.18%         19.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $  6,613     $  6,065        $    53
Average net assets (000).....................................   $  6,847     $  4,041        $    16
Ratios to average net assets:
   Expenses, including distribution fees.....................        .92%         .93%           .96%(c)
   Expenses, excluding distribution fees.....................        .92%         .93%           .96%(c)
   Net investment income.....................................       2.47%        2.74%          3.25%(c)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Report of Independent Accountants                      GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Global Utility Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Utility Fund, Inc. (the 'Fund') at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 19, 1999
--------------------------------------------------------------------------------
                                       16

Federal Income Tax Information (Unaudited)             GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (September 30, 1999) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year, the Fund paid distributions for Class A shares totaling $2.27 per share, comprised of $.38 per share ordinary income and short-term capital gains which are taxable as ordinary income and $1.89 per share long-term capital gains which are taxable as such. The Fund paid distributions for Class B and Class C shares totaling $2.13 per share, comprised of $.24 per share ordinary income and short-term capital gains which are taxable as ordinary income and $1.89 per share long-term capital gains which are taxable as such. The Fund paid distributions for Class Z shares totaling $2.32 per share, comprised of $.43 of ordinary income and short-term capital gains which are taxable as ordinary income and $1.89 per share long-term capital gains which is taxable as such. Further, we wish to advise you that 67% of the ordinary income dividends paid in the fiscal year ended 1999 qualified for the corporate dividend received deduction available to corporate taxpayers. The Fund utilized redemptions as distributions in the amount of $.033 and $.187 of, short-term capital gains and long-term capital gains, respectively, for each class of shares.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 1999.

IMPORTANT NOTICE FOR CERTAIN SHAREHOLDERS

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 1% of the dividends paid by the Global Utility Fund, Inc. qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.
--------------------------------------------------------------------------------

Comparing a $10,000 Investment
-------------------------------------------------------------------------------
Global Utility Fund, Inc. vs. the Morgan Stanley Capital
International World Index

Class A
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception    13.10%
Five Years         14.28%
One Year            9.59%

Without Sales Load
Since Inception    13.69%
Five Years         15.45%
One Year           15.36%

Class B
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception    12.98%
Five Years         14.48%
One Year            9.49%

Without Sales Load
Since Inception    12.98%
Five Years         14.59%
One Year           14.49%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The information beneath the graphs is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs compare a $10,000 investment in the Global Utility Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the Morgan Stanley Capital International World Index (the Index) by portraying the initial account values at the commencement of operations of Class A, B, C, and Z shares, and at the end of the fiscal year (September 30), as measured on a quarterly basis, beginning in 1990 for Class A, 1991 for Class B, 1994 for Class C, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deduced from the value of the investment in Class B and Class C shares, assuming full redemption on September 30, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approxi-

Class C
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception    13.58%
Five Years         14.36%
One Year           12.34%

Without Sales Load
Since Inception    13.80%
Five Years         14.59%
One Year           14.49%

Class Z
(GRAPH)

Average Annual Total Returns
Since Inception    17.48%
One Year           15.62%

mately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The Index is an unmanaged, weighted index that reflects stock market performance in 23 countries. Morgan Stanley national indexes are unmanaged, weighted indexes that reflect stock market performance in individual countries. The foundation of the Morgan Stanley Capital International (MSCI) World Indexes is the database of approximately 1,500 companies listed on the stock exchanges of the countries for which there are MSCI national indexes. The Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Getting the Most from Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.